                                                                    EXHIBIT 99.1


                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

                           CONSOLIDATED BALANCE SHEET
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)

                                                                          JUNE 30,
                                                                           1999
                                                                        -----------
                                   ASSETS
Current assets:
  Cash .........................................................        $        726
  Accounts receivable, net of allowance for uncollectible
    accounts of $6,353 .........................................              33,795
  Prepaid land rent ............................................              12,308
  Deferred tax asset ...........................................               2,711
  Inventories ..................................................               3,557
  Other current assets .........................................               4,751
                                                                        ------------
            Total current assets ...............................              57,848
                                                                        ------------
Property and equipment:
  Land .........................................................              18,514
  Advertising structures .......................................           1,191,399
  Buildings and improvements ...................................              10,257
  Equipment and vehicles .......................................              10,925
  Construction-in-progress .....................................              17,090
                                                                        ------------
            Total cost .........................................           1,248,185
Accumulated depreciation .......................................             (74,442)
                                                                        ------------
Net property and equipment .....................................           1,173,743
                                                                        ------------

Intangible assets:
  Goodwill .....................................................             477,402
  Other ........................................................              32,727
                                                                        ------------
            Total cost .........................................             510,129
Accumulated amortization .......................................             (14,558)
                                                                        ------------
  Net intangible assets ........................................             495,571
                                                                        ------------
Prepaid land rent, non-current .................................                 134
                                                                        ------------
            Total assets .......................................        $  1,727,296
                                                                        ============

                     LIABILITIES AND EQUITY
Current liabilities:
  Notes payable, current .......................................        $        645
  Accounts payable .............................................               3,020
  Accrued payroll and employee benefits ........................               5,549
  Other accrued liabilities ....................................               5,259
                                                                        ------------
            Total current liabilities ..........................              14,473
Commitments and contingencies ..................................                --
Deferred tax liabilities .......................................              93,526
Notes payable, long-term .......................................               1,753
Equity .........................................................           1,617,544
                                                                        ------------
            Total liabilities and equity .......................        $  1,727,296
                                                                        ============

     See accompanying notes to consolidated financial statements.

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)



                                                                       FOR THE SIX
                                                                      MONTHS ENDED
                                                                        JUNE 30,
                                                                          1999
                                                                     --------------
Revenues ..................................................           $    120,107
Less:  agency commissions .................................                  9,218
                                                                      ------------
      Net revenues ........................................                110,889

Operating expenses ........................................                 58,734
Corporate general and administrative expenses .............                  5,884
Depreciation and amortization .............................                 63,527
                                                                      ------------

      Loss from operations ................................                (17,256)

Other (income) expense ....................................                     69
Interest expense ..........................................                    126
                                                                      ------------

      Loss before taxes ...................................                (17,451)

Income tax expense (benefit) ..............................                 (4,823)
                                                                      ------------
      Net loss ............................................           $    (12,628)
                                                                      ============


     See accompanying notes to consolidated financial statements.

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

                        CONSOLIDATED STATEMENT OF EQUITY
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)




                                                            FOR THE SIX
                                                            MONTHS ENDED
                                                              JUNE 30,
                                                                1999
                                                           --------------
Beginning balance ..................................        $  1,614,526
Contributions from parent, net .....................              15,646
Net loss ...........................................             (12,628)
                                                            ------------
                                                            $  1,617,544
                                                            ============



     See accompanying notes to consolidated financial statements.

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

                      CONSOLIDATED STATEMENT OF CASH FLOW
                                   UNAUDITED
                             (DOLLARS IN THOUSANDS)




                                                               FOR THE SIX
                                                              MONTHS ENDED
                                                                JUNE 30,
                                                                  1999
                                                             --------------

Net loss .................................................    $    (12,628)
                                                              ------------
Adjustments to reconcile net loss to net cash provided
     by operating activities:
            Depreciation .................................          54,165
            Amortization of intangibles ..................           9,362
            Deferred tax benefit .........................          (6,072)
            Changes in assets and liabilities:
                  Accounts receivable ....................          (7,358)
                  Other assets ...........................          (2,734)
                  Accounts payable and accrued expenses ..          (8,445)
                                                              ------------

              Total adjustments ..........................          38,918
                                                              ------------
              Net cash provided by operating activities ..          26,290
                                                              ------------

Cash flows from investing activities:
  Purchases of property and equipment and construction
      of advertising structures ..........................         (16,419)
                                                              ------------

              Net cash used in investing activities ......         (16,419)
                                                              ------------

Cash flows from financing activities:
  Distributions to parent ................................         (10,903)
  Principal payments on note payable .....................            (265)
                                                              ------------

              Net cash used in financing activities ......         (11,168)
                                                              ------------

Net increase in cash .....................................          (1,297)
Cash, at beginning of period .............................           2,023
                                                              ------------

Cash, at end of period ...................................    $        726
                                                              ============


     See accompanying notes to consolidated financial statements.

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

1.   ORGANIZATION AND SIGNIFICANT ACQUISITIONS

     The Chancellor Media Outdoor Corporation (the "Company"), a wholly-owned subsidiary of Chancellor Media Corporation of Los Angeles ("CMCLA"), operated approximately 38,000 outdoor advertising display faces in 37 states as of December 31, 1998. The Company was formed on July 22, 1998; however, the Company held no assets until the acquisition of Martin Media, Martin & MacFarlane and certain affiliated companies on July 31, 1998 and the Company had no results of operations until August 1, 1998. On June 1, 1999, Chancellor Media Corporation ("CMC"), the indirect parent of CMCLA, announced that it had entered into a definitive agreement to sell the Company (see Note 8). The accompanying consolidated financial statements do not include any effects related to the proposed transaction.

     On July 31, 1998, CMCLA acquired Martin Media L.P., Martin & MacFarlane and certain affiliated companies ("Martin") for a total purchase price of $615,117, which consisted of $612,848 in cash and included various other direct acquisition costs and the assumption of notes payable of $2,270. As part of the Martin transaction, CMCLA acquired an asset purchase agreement with Kunz & Company and paid an additional $6,000 in cash for a purchase option deposit previously paid in by Martin. Martin operated 13,700 billboards and outdoor displays in 12 states serving 23 markets.

     On November 13, 1998, CMCLA acquired approximately 1,000 billboards and outdoor display faces from Kunz & Company for $40,264 in cash, of which $6,000 was previously paid as a purchase option deposit in connection with the Martin acquisition on July 31, 1998. The Company had previously been operating these properties under a management agreement effective July 31, 1998.

     On December 1, 1998, CMCLA acquired the assets and working capital of the outdoor advertising division of Whiteco Industries, Inc. ("Whiteco"), which operated approximately 22,500 billboards and outdoor displays in 34 states, for $981,698 in cash, including various other direct acquisition costs.

     Between September and December 1998, CMCLA acquired approximately 670 additional billboards and outdoor displays in various markets for approximately $23,582 in cash.

     On January 21, 1999 and February 9, 1999, CMCLA acquired approximately 4,500 outdoor display faces from Triumph Outdoor Holdings and certain affiliated companies for $37,006 in cash including working capital and direct acquisition costs ("the Triumph Acquisition"). In connection with the Triumph Acquisition, CMCLA paid approximately $1,000 to an entity controlled by James A. McLaughlin, the President and Chief Operating Officer of the Company. An additional $700 that may be paid to such entity is currently held in escrow, subject to satisfaction of indemnity claims, if any.

     Between January and May 1999, CMCLA acquired approximately 250 additional billboards and outdoor displays in various transactions for approximately $11,900 in cash.

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                             (DOLLARS IN THOUSANDS)

     The above acquisitions were accounted for under the purchase method of accounting. After acquisition, CMCLA pushed down the applicable stock, assets and/or liabilities of the acquired entities to the Company as non-cash contributions. The contributions were made at cost and therefore no related gain or loss was recognized by CMCLA. These acquisitions are non-cash transactions that are not reflected in the consolidated statement of cash flows. The accompanying consolidated financial statements include the results of operations of the acquired entities from their respective date of acquisition.

     A summary of net assets acquired during 1998 follows:


            Cash .........................................        $     6,716
            Accounts receivable, net .....................             25,908
            Other current assets .........................             14,747
            Property and equipment .......................          1,221,858
            Intangible assets ............................            499,044
            Other assets .................................              1,195
            Accounts payable and accrued expenses ........            (10,752)
            Deferred tax liabilities .....................            (98,042)
            Other liabilities ............................                (13)
                                                                  -----------
                     Total net assets acquired ...........          1,660,661
                                                                  ===========

            Less:
               Cash acquired .............................              6,716
               Notes payable .............................              2,268
                                                                  -----------
            Cash paid for acquisitions by CMCLA ..........        $ 1,651,677
                                                                  ===========

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles. All significant intercompany balances and transactions have been eliminated in consolidation. Corporate overhead costs related to the Company are included as expenses in the accompanying financial statements. Management considers the inclusion of such expenses reasonable. The corporate overhead expenses may not necessarily be indicative of expenses that would have been incurred if the Company had operated as a separate entity.

   Interim Financial Statements

     The financial information as of June 30, 1999 and with respect to the six months then ended is unaudited. In the opinion of management, the financial statements contain all adjustments, consisting of normal recurring accruals, necessary for the fair presentation of the results for such period. The information is not necessarily indicative of the results of operations to be expected for the fiscal year end.

   Advertising Contracts and Revenue Recognition

     Outdoor advertising revenue is derived from contracts with advertisers for the rental of outdoor advertising space and is recognized on an accrual basis ratably over the terms of the contracts, which generally cover periods

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                             (DOLLARS IN THOUSANDS)

of one month up to five years. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

   Prepaid Land Leases

     The majority of the Company's outdoor advertising structures are located on leased land. Land rent is typically paid in advance for periods ranging from one to twelve months. Prepaid land leases are expensed ratably over the related rental term.

   Property and Equipment

     Property and equipment are stated at cost. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows:

     Advertising structures .................        15 years
     Building and improvements ..............        35 years
     Equipment and vehicles .................        5-10 years

     Repair and maintenance costs are charged to expense as incurred.

   Goodwill and Other Intangible Assets

     Intangible assets consist of goodwill, non-compete agreements, municipal contracts and franchise agreements. Intangible assets resulting from acquisitions are valued based upon estimated fair values. The Company amortizes such intangible assets using the straight-line method over estimated useful lives of 40 years for goodwill, five years for non-compete agreements and ten years for municipal contracts and franchise agreements. The Company evaluates the propriety of the carrying amount of intangible assets and related amortization periods to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of amortization periods. These evaluations consist of the projection of undiscounted cash flows over the remaining amortization periods of the related intangible assets.

     The projections are based on historical trend lines of actual results, adjusted for expected changes in operating results. At this time, the Company believes that no impairment of goodwill or other intangible assets has occurred and that no revisions to the amortization periods are warranted.

   Cash Equivalents

     The Company considers temporary cash investments purchased with original maturities of three months or less to be cash equivalents.

   Disclosure of Certain Significant Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of management, credit risk with respect to trade receivables is limited due to the large number of diversified customers and the geographic diversification of the Company's customer base. The Company

                      CHANCELLOR MEDIA OUTDOOR CORPORATION
   (A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
                             (DOLLARS IN THOUSANDS)

performs ongoing credit evaluations of its customers and believes that adequate allowances for any uncollectible trade receivables are maintained. At December 31, 1998, no receivable from any customer exceeded 5% of equity and no customer accounted for more than 10% of net revenues during the period July 22, 1998 through December 31, 1998.

3.   CONTINGENCIES

     The Company is involved in various claims and lawsuits, which are generally incidental to its business. The Company is vigorously contesting all of these matters and believes that the ultimate resolution of these matters will not have a materially adverse effect on its consolidated financial position, cash flows or results of operations.

     The Company, together with its consolidated subsidiaries, has guaranteed certain debt obligations issued by CMCLA of approximately $4,096,000. In addition to the Company, other subsidiaries of CMCLA guarantee the debt.

4.   SUBSEQUENT EVENT

     On September 15, 1999, CMCLA sold the Company to Lamar Media Corp. ("Lamar") for approximately $1,600,000 in stock and cash. Under the terms of the agreement, Lamar paid $700,000 in cash and issued approximately 26,227,000 shares of its common stock. Following the transaction, CMCLA owns approximately 30% of Lamar's common stock and will have the right to appoint two members to Lamar's board of directors, increasing the size of the board to ten members.